UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 23, 2017 (October 23, 2017)

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55768

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-9022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into A Material Definitive Agreement

On October 23, 2017, HealthLynked Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) for the sale of a $53,000 convertible note (the “Note”) to Power Up Lending Group, Ltd. (the “Lender”). The transaction was closed and funds transferred on October 24, 2017.

The Note has an interest rate of 10% and a default interest rate of 22%. The Note may be converted into common stock of the Company by the holder at any time following 180 days after the issuance date, subject to a 4.99% beneficial ownership limitation, at a conversion price per share equal to a 39% discount to the average of the three (3) lowest closing bid prices during the fifteen (15) trading days prior to the conversion date. Upon an event of default caused by the Company’s failure to deliver shares upon a conversion pursuant to the terms of the Note, 300% of the outstanding principal and any interest due amount shall be immediately due. Upon an event of default caused by the Company’s breach of any other events of default specified in the Note, 150% of the outstanding principal and any interest due amount shall be immediately due.

The Note shall be due and payable on July 30, 2018, and may be prepaid by the Company within 180 days from the Issuance Date, in whole or in part, in accordance with the following schedule:

Days Since Issuance Date	Prepayment Amount
Under 30	110% of Principal Amount
31-60	115% of Principal Amount
61-90	120% of Principal Amount
91-120	125% of Principal Amount
121-150	130% of Principal Amount
151-180	135% of Principal Amount

The foregoing description of the Purchase Agreement and Note are qualified in their entirety by reference to the full text of the Purchase Agreement and Note, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated by reference, in its entirety, into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The Note and the shares of common stock issuable upon conversion of the Note have not been registered under the Securities Act of 1933, as amended (“the Securities Act”), or any state securities laws, and are being offered and sold only to an “accredited investor” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and/or Regulation D of the Securities Act. Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated by reference, in its entirety, into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
10.2	Form of Convertible Promissory Note

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

October 27, 2017	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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